Prospectus Supplement	July 26, 2016

Putnam Voyager Fund

Prospectus dated November 30, 2015

The closing of the merger of Putnam Voyager Fund into Putnam Growth Opportunities Fund (the “Merger”) was originally scheduled to occur on or about July 15, 2016, subject to certain closing conditions. As certain of these closing conditions remain outstanding, the merger has been deferred. Subject to the satisfaction of the closing conditions and certain related approvals, the closing of the Merger is now expected to occur early in the fourth quarter of 2016.

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